UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant To Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on October 13, 2021, Rocky Mountain Chocolate Factory, Inc. (the “Company”) entered into a credit agreement (as amended, the “Credit Agreement”) with Wells Fargo Bank N.A. (the “Lender”), pursuant to which the Company has a $4.0 million credit line for general corporate and working capital purposes (the “Credit Line”). The Credit Line is secured by substantially all of the Company’s assets, except retail store assets. The Credit Line is subject to various financial ratio and leverage covenants, including a covenant to maintain a ratio of total current assets to total current liabilities of at least 1.5 to 1 (the “Current Ratio Covenant”).

The Company’s current ratio as of its most recent certification date, November 30, 2023, was 1.42 to 1. As a result of the Company’s noncompliance with the Current Ratio Covenant under the terms of the Credit Agreement, the Lender had the option, but not the obligation, to immediately demand repayment of all funds drawn down under the Credit Line.

On January 22, 2024, the Lender issued a covenant breach waiver (the “Waiver”) of its default rights under the Credit Agreement with respect to the Company’s noncompliance with the Current Ratio Covenant. The Waiver extends only to the specific instance described above and does not waive the Lender’s rights with respect to any subsequent noncompliance by the Company.

The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by the full text of the Waiver, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The following exhibits are being filed herewith:

(d) Exhibits

Exhibit No.	Document
10.1	Covenant Breach Waiver, dated January 22, 2024, issued by Wells Fargo Bank, N.A.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: January 26, 2024	By:	/s/ Allen Arroyo
Allen Arroyo, Chief Financial Officer